UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 20, 2013

Trulia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35650	20-2958261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 New Montgomery Street, Suite 300

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 648-4358

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Amendment No. 2

This Form 8-K/A is filed as a second amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by Trulia, Inc. (“Trulia”) on August 20, 2013 (the “Initial 8-K”). As previously reported in the Initial 8-K, on August 20, 2013, Trulia completed its previously announced acquisition of Market Leader, Inc. (“Market Leader”) pursuant to that certain Agreement and Plan of Merger, dated May 7, 2013, by and among Trulia, Mariner Acquisition Corp., a wholly owned subsidiary of Trulia (“Merger Sub”), and Market Leader (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement at the time of the closing of the merger, Merger Sub merged with and into Market Leader, with Market Leader surviving the merger and becoming a wholly owned subsidiary of Trulia.

In the Initial 8-K, Trulia stated that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy one (71) calendar days after the date that the Initial 8-K was required to be filed with the Securities and Exchange Commission (the “SEC”). Trulia hereby files this Amendment No. 2 to amend the Initial 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.

The audited consolidated balance sheets of Market Leader as of December 31, 2011 and 2012 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2011 and 2012, and the related notes, the related financial statements schedule and “Management’s Annual Report on Internal Control Over Financial Reporting”, included in Market Leader’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Market Leader 10-K”) are incorporated by reference in this Amendment No. 2. In accordance with the SEC’s Compliance and Disclosure Interpretations, copies of the pertinent pages of the Market Leader 10-K are filed as Exhibit 99.1 to Amendment No. 2.

The unaudited condensed consolidated balance sheet of Market Leader as of June 30, 2013, and the unaudited condensed consolidated statements of operations, shareholders’ equity and cash flows for the six months ended June 30, 2012 and 2013, and the related notes, included in Market Leader’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013 (the “Market Leader 10-Q”) are incorporated by reference in this Amendment No. 2. In accordance with the SEC’s Compliance and Disclosure Interpretations, copies of the pertinent pages of the Market Leader 10-Q are filed as Exhibit 99.2 to Amendment No. 2.

(b) Pro forma financial information.

The unaudited pro forma financial information for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, is filed as Exhibit 99.3 to this Amendment No. 2.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, the independent registered public accounting firm of Market Leader, Inc.

99.1	Audited consolidated balance sheets of Market Leader, Inc. as of December 31, 2011 and 2012 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2011 and 2012, and the related notes, the related financial statements schedule and “Management’s Annual Report on Internal Control Over Financial Reporting”.[1]

99.2	Unaudited condensed consolidated balance sheet of Market Leader, Inc. as of June 30, 2013, and the unaudited condensed consolidated statements of operations, shareholders’ equity and cash flows for the six months ended June 30, 2012 and 2013, and the related notes.[2]

99.3	The unaudited pro forma financial information for the twelve months ended December 31, 2012 and the six months ended June 30, 2013.

[1]	Incorporated by reference from the Annual Report on Form 10-K of Market Leader, Inc. for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 15, 2013. In accordance with the Compliance and Disclosure Interpretations of the Securities and Exchange Commission, copies of the pertinent pages of this report are filed as Exhibit 99.1.
[2]	Incorporated by reference from the Quarterly Report on Form 10-Q of Market Leader, Inc. for the six months ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013. In accordance with the Compliance and Disclosure Interpretations of the Securities and Exchange Commission, copies of the pertinent pages of this report are filed as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULIA, INC.

By:	/s/ Peter Flint
Peter Flint Chief Executive Officer

Date: November 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, the independent registered public accounting firm of Market Leader, Inc.

99.1	Audited consolidated balance sheets of Market Leader, Inc. as of December 31, 2011 and 2012 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2011 and 2012, and the related notes, the related financial statements schedule and “Management’s Annual Report on Internal Control Over Financial Reporting”.[1]

99.2	Unaudited condensed consolidated balance sheet of Market Leader, Inc. as of June 30, 2013, and the unaudited condensed consolidated statements of operations, shareholders’ equity and cash flows for the six months ended June 30, 2012 and 2013, and the related notes.[2]

99.3	The unaudited pro forma financial information for the twelve months ended December 31, 2012 and the six months ended June 30, 2013.

[1]	Incorporated by reference from the Annual Report on Form 10-K of Market Leader, Inc. for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 15, 2013. In accordance with the Compliance and Disclosure Interpretations of the Securities and Exchange Commission, copies of the pertinent pages of this report are filed as Exhibit 99.1.
[2]	Incorporated by reference from the Quarterly Report on Form 10-Q of Market Leader, Inc. for the six months ended June 30, 2013, filed with the Securities and Exchange Commission on August 5, 2013. In accordance with the Compliance and Disclosure Interpretations of the Securities and Exchange Commission, copies of the pertinent pages of this report are filed as Exhibit 99.2.